EXHIBIT 10.10

SMTC MANUFACTURING CORPORATION OF CANADA

and

CIBC MELLON TRUST COMPANY

SHARE PURCHASE WARRANT INDENTURE

Providing for the Creation and Issue of

Share Purchase Warrants

Dated as of March 3, 2004

Article 3 REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF SHARE PURCHASE WARRANTS		12

3.1	Registration and Transfer of Share Purchase Warrants	12

3.2	Exchange of Share Purchase Warrant Certificates	14

3.3	Reasonable Charges for Transfer or Exchange	14

3.4	Ownership of Share Purchase Warrants	14

3.5	Assumption by Transferee	15

Article 4 EXERCISE OF SHARE PURCHASE WARRANTS		15

4.1	Exercise	15

4.2	Effect of Exercise	16

4.3	No Fractional Exchangeable Shares	17

4.4	Recording	17

4.5	Securities Restrictions	17

Article 5 ADJUSTMENTS		18

5.1	Definitions	18

5.2	Adjustment of Exchange Rate	19

5.3	Adjustment of Exercise Price	20

5.4	Adjustment Rules	22

Article 6 COVENANTS		24

6.1	General Covenants	24

6.2	Trustee’s Remuneration and Expenses	26

6.3	Performance of Covenants by Trustee	26

Article 7 ENFORCEMENT		26

7.1	Warrantholders May Not Sue	26

7.2	Legal Proceedings by Warrantholders	27

7.3	Trustee May Institute All Proceedings	27

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7.4	Immunity of Shareholders, etc.	27

7.5	Limitation of Liability	27

Article 8 MEETINGS OF WARRANTHOLDERS		28

8.1	Right to Convene Meetings	28

8.2	Notice	28

8.3	Chairman	28

8.4	Quorum	28

8.5	Power to Adjourn	29

8.6	Show of Hands	29

8.7	Poll	29

8.8	Voting	29

8.9	Regulations	30

8.10	SMTC Canada and Trustee may be Represented	30

8.11	Powers Exercisable by Extraordinary Resolution	30

8.12	Meaning of “Extraordinary Resolution”	31

8.13	Powers Cumulative	32

8.14	Minutes	32

8.15	Instruments in Writing	33

8.16	Binding Effect of Resolutions	33

8.17	Holdings by SMTC Canada and Subsidiaries Disregarded	33

Article 9 SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS		33

9.1	Provision for Supplemental Indentures for Certain Purposes	33

9.2	Successor Corporations	34

Article 10 CONCERNING THE TRUSTEE		35

10.1	Trust Indenture Legislation	35

10.2	Trustee’s Authority to Carry on Business	35

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10.3	Rights and Duties of Trustee	35

10.4	Evidence, Experts and Advisers	36

10.5	Documents, Money, Etc. held by Trustee	37

10.6	Action by Trustee to Protect Interests	37

10.7	Trustee not Required to Give Security	37

10.8	Protection of Trustee	37

10.9	Replacement of Trustee	38

10.10	Conflict of Interest	39

10.11	Acceptance of Trusts	40

Article 11 GENERAL		40

11.1	Notice to SMTC Canada and Trustee	40

11.2	Notice to Warrantholders	41

11.3	Satisfaction and Discharge of Indenture	41

11.4	Sole Benefit of Parties and Warrantholders	42

11.5	Discretion of Directors	42

11.6	Counterparts and Formal Date	42

11.7	Language	42

11.8	Assignment	42

11.9	Benefit of the Agreement	42

SCHEDULE A – FORM OF SHARE PURCHASE WARRANT

APPENDIX 1 – NOTICE OF EXERCISE

APPENDIX 2 – FORM OF TRANSFER

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SHARE PURCHASE WARRANT INDENTURE

THIS INDENTURE dated as of March 3, 2004

BETWEEN:

SMTC MANUFACTURING CORPORATION OF CANADA, a corporation incorporated under the laws of the Province of Ontario (“SMTC Canada” or the “Corporation”)

- and -

CIBC MELLON TRUST COMPANY, a trust company incorporated under the laws of Canada (the “Trustee”)

WHEREAS:

A.	SMTC Canada, an indirect wholly-owned subsidiary of SMTC Corporation, a corporation organized under the laws of the State of Delaware (“SMTC”), wishes to raise money and therefore proposes to create, issue and sell Special Warrants pursuant to a special warrant indenture and escrow agreement of even date herewith (the “Special Warrant Indenture”) made between SMTC Canada and the Trustee, each Special Warrant entitling the holder thereof to acquire, at no additional consideration, one unit comprised of (i) one Exchangeable Share and (ii) one-half of one share purchase warrant (each whole warrant, a “Share Purchase Warrant”) subject to adjustment as provided therein, upon the terms and conditions therein set forth;

B.	SMTC Canada is duly authorized to create and issue the Share Purchase Warrants as herein provided and complete the transactions contemplated herein;

C.	All things necessary have been done and performed to make the Share Purchase Warrant Certificates, when certified by the Trustee and issued and delivered as herein provided, legal, valid and binding on SMTC Canada with the benefits of and subject to the terms of this Indenture; and

D.	The Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Share Purchase Warrants issued pursuant to this Indenture;

NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given, the receipt and sufficiency of which are, by each of SMTC Canada and the Trustee, hereby acknowledged, SMTC Canada hereby appoints the Trustee as trustee for the Warrantholders, to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Share Purchase Warrants issued pursuant to this Indenture, and the parties hereby covenant, agree and declare as follows.

The foregoing statement of fact and recitals are made by the Corporation and not the Trustee.

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Indenture, unless there is something in the subject matter or context inconsistent therewith:

(1)	“affiliate” shall have the meaning ascribed to such term in the Business Corporations Act (Ontario), as amended;

(2)	“Applicable Legislation” means such provisions of any statute of Canada, of a province thereof or of any other jurisdiction, and of regulations under any such statute, relating to trust indentures or to the rights, duties and obligations of corporations and of warrant trustees under trust indentures, as are from time to time in force and applicable to this Indenture;

(3)	“business day” means any day that is not a Saturday, Sunday or statutory holiday in Ontario or a day when the principal office of the Trustee in Toronto, Ontario is not generally open to the public for the transaction of business;

(4)	“Closing Date” means March 3, 2004 or such other date as agreed up on by the Underwriters and SMTC Canada;

(5)	“counsel” means a barrister or solicitor or a firm of barristers and solicitors (who may be counsel for);

(6)	“director” means a director of SMTC Canada for the time being, and reference to action by the directors means action by the directors of SMTC Canada as a board or, to the extent empowered, by a committee of the board, in each case by resolution duly passed;

(7)	“Exchangeable Shares” means the exchangeable shares in the capital of SMTC Canada which are exchangeable at the option of the holder, at any time, for one Underlying Common Share, provided that in the event of any adjustment pursuant to Article 5, “Exchangeable Shares” will thereafter mean the shares or other securities or property resulting from such adjustment;

(8)	“Exercise Date” means, with respect to any Share Purchase Warrant exercised by the holder thereof, the day on which the Share Purchase Warrant is exercised in accordance with the provisions of Section 4.1;

(9)	“Exercise Price” means the price at which a Share Purchase Warrant is exercisable into an Exchangeable Share, being Cdn.$1.85 per Exchangeable Share as at the Exercise Date as such price shall have been adjusted under Article 5;

(10)	“Expiry Time” means 5:00 p.m. (Toronto time) on March 4, 2009;

(11)	“Extraordinary Resolution” has the meaning attributed thereto in Sections 8.12 and 8.15;

(12)	“Final Prospectus” means the (final) prospectus to be filed by SMTC Canada with the Securities Commissions for the purpose of qualifying for distribution in the Qualifying Jurisdictions the Exchangeable Shares and Share Purchase Warrants, issuable on exercise or deemed exercise of Special Warrants and includes any amendment thereto;

(13)	“Issue Date” means the dates upon which Share Purchase Warrants are issued hereunder from time to time, each such date being an “Issue Date”;

(14)	“person” means an individual, corporation, partnership, trustee or unincorporated;

(15)	“Prospectus Qualification Date” means the date on which the last of the receipts for the Final Prospectus has been obtained by SMTC Canada from the Securities Commissions;

(16)	“Qualifying Jurisdictions” means the Provinces of Ontario, British Columbia, Alberta, Quebec, Saskatchewan and Nova Scotia;

(17)	“Securities Commissions” means the securities regulatory authorities of the Qualifying Jurisdictions;

(18)	“Share Purchase Warrant Certificate” means a certificate evidencing one or more Share Purchase Warrants, substantially in the form set out in Schedule “A”;

(19)	“Share Purchase Warrant Exchangeable Shares” means the Exchangeable Shares issuable to the holder thereof on exercise of the Share Purchase Warrants;

(20)	“Share Purchase Warrants” means the share purchase warrants of SMTC Canada created and authorized for issue pursuant to Section 2.1 hereof, for issue upon the exercise of Special Warrants, each such Share Purchase Warrant entitling the holder thereof to acquire one Exchangeable Share at the Exercise Price at any time prior to the Expiry Time;

(21)	“SMTC” means SMTC Corporation, a corporation incorporated under the laws of the State of Delaware, of which SMTC Canada is an indirectly wholly-owned subsidiary;

(22)	“SMTC Canada” or the “Corporation” means SMTC Manufacturing Corporation of Canada, and includes any successor corporation to or of SMTC Canada;

(23)	“SMTC Canada’s Auditors” means KPMG LLP, the firm of chartered accountants duly appointed as auditors of SMTC Canada for the time being;

(24)	“SMTC director” means a director of SMTC for the time being, and reference to action by the directors means action by the directors of SMTC as a board or, to the extent empowered, by a committee of the board, in each case by resolution duly passed;

(25)	“Special Warrant Indenture” means the special warrant indenture and escrow agreement between SMTC Canada and CIBC Mellon Trust Company dated March 3, 2004 relating to the creation and issue of Special Warrants;

(26)	“Special Warrants” means the special warrants created and issued pursuant to the Special Warrant Indenture;

(27)	“this Share Purchase Warrant Indenture”, “this Indenture”, “hereto”, “hereunder”, “hereof”, “herein”, “hereby” and similar expressions mean or refer to this Share Purchase Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto, and the expressions “Article”, “Section”, “Subsection” and “paragraph” followed by a number mean the specified Article, Section, Subsection or paragraph of this Share Purchase Warrant Indenture;

(28)	“Trustee” means CIBC Mellon Trust Company, the party of the second part hereunder and includes any successor or permitted assigns for the time being in the trusts created hereby;

(29)	“Underlying Common Shares” means the common shares in the capital of SMTC, issuable upon exercise of the exchange or other rights attaching to the Exchangeable Shares and any other securities into which such shares may be charged, from time to time;

(30)	“voting shares” of any corporation means shares of one or more classes or series of a class of shares in the capital of such corporation carrying voting rights under all circumstances (and not by reason of the happening of a contingency) sufficient if exercised to elect all of the directors of such corporation, provided that such shares will be deemed not to cease to be voting shares solely by reason of a right to vote for the election of one or more of the directors of such corporation accruing to shares of another class or series of a class of shares of such corporation by reason of the happening of a contingency;

(31)	“Warrantholders” or “holders” means the persons for the time being entered in a register of holders described in Section 3.1 as holders of Share Purchase Warrants;

(32)	“Warrantholders’ Request” means an instrument, signed in one or more counterparts by Warrantholders who hold in the aggregate not less than 10% of the total number of Share Purchase Warrants outstanding for the time being, requesting the Trustee to take some action or proceeding specified therein; and

(33)	“written order of SMTC Canada”, “written request of SMTC Canada”, “written consent of SMTC Canada”, “written direction of SMTC Canada” and “certificate of SMTC Canada” mean, respectively, a written order, request, consent, direction and certificate signed in the name of SMTC Canada by any director or officer of SMTC Canada or by any other individual to whom such signing authority is delegated by the directors from time to time, and may consist of one or more instruments so executed.

1.2	Meaning of Outstanding

Each Share Purchase Warrant certified and delivered by the Trustee under this Indenture will be deemed to be outstanding until it is cancelled or delivered to the Trustee for cancellation as the case may be, or until the Share Purchase Warrants have been exercised pursuant to the terms of this Indenture, provided that:

(a)	when a new Share Purchase Certificate has been issued in substitution for a Share Purchase Warrant Certificate which has been lost, stolen or destroyed, only one of such Share Purchase Warrant Certificates will be counted for the purposes of determining the number of Share Purchase Warrants outstanding; and

(b)	for the purposes of any provision of this Indenture entitling holders of outstanding Share Purchase Warrants to vote, sign consents, requisitions or other instruments or take any other action under this Indenture, Share Purchase Warrants owned, directly or indirectly, legally or beneficially by SMTC Canada or an affiliate of SMTC Canada will be disregarded except that:

(i)	for the purposes of determining whether the Trustee will be protected in acting or relying on any such vote, consent, requisition or other instrument or action, only the Share Purchase Warrants which have been certified by SMTC Canada in a certificate of SMTC Canada to the Trustee as so owned will be so disregarded; and

(ii)	Share Purchase Warrants so owned which have been pledged in good faith, other than to SMTC Canada or an affiliate thereof, will not be so disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to vote such Share Purchase Warrants in its discretion free from the control of SMTC Canada or an affiliate thereof.

1.3	Words Importing the Singular and Gender

Words importing the singular include the plural and vice versa and words importing a particular gender include all genders.

1.4	Interpretation Not Affected by Headings, Etc.

The division of this Indenture into Articles, Sections, Subsections, paragraphs, subparagraphs, clauses and subclauses and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Indenture.

1.5	Day Not a Business Day

If the day on or before which any action that would otherwise be required to be taken hereunder is not a business day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a business day with the same force and effect as if taken within the period for the taking of such action.

1.6	Time of the Essence

Time will be of the essence in all respects in this Indenture and the Share Purchase Warrant Certificates.

1.7	Currency

Except as otherwise stated, all dollar amounts herein are expressed in Canadian dollars.

1.8	Applicable Law

This Indenture and the Share Purchase Warrant Certificates will be construed and enforced in accordance with the laws prevailing in the Province of Ontario and with the federal laws of Canada applicable therein and will be treated in all respects as Ontario contracts. The parties irrevocably attorn and submit to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising under or related to this Indenture.

1.9	Beneficiaries

This Indenture is entered into by the Trustee for the benefit of all such persons who are issued Share Purchase Warrants and each of them shall, upon such issuance, be entered in the register as Warrantholders. The Trustee hereby declares that it holds all rights, interest and benefits to be derived therefrom for and on behalf of all such persons in accordance with the terms and restrictions contained herein.

ARTICLE 2

THE SHARE PURCHASE WARRANTS

2.1	Creation and Authorization of Share Purchase Warrants

(1)	16,675,000 Share Purchase Warrants, each whole Share Purchase Warrant entitling the holder thereof to be issued one Exchangeable Share (subject to adjustment as provided herein) on the terms and subject to the conditions herein provided, are hereby created and authorized for issuance upon exercise or deemed exercise of Special Warrants in accordance with the Special Warrant Indenture.

(2)	Upon exercise or deemed exercise of the Special Warrants in accordance with the terms of the Special Warrant Indenture, Share Purchase Warrant Certificates shall be executed by SMTC Canada and delivered to the Trustee, certified by or on behalf of the Trustee upon the written order of SMTC Canada and delivered by the Trustee to SMTC Canada or to the order of SMTC Canada pursuant to a written direction of SMTC Canada, without any further act of or formality on the part of SMTC Canada and without the Trustee receiving any consideration therefor.

2.2	Terms of Share Purchase Warrants

(1)	Subject to Subsection 2.2(2) hereof, each Share Purchase Warrant issued hereunder will entitle the holder thereof, upon the exercise thereof and payment of the Exercise Price in accordance with the provisions of Article 4 hereof, to be issued one Exchangeable Share.

(2)	The Exercise Price and the number of Exchangeable Shares issuable on exercise of a Share Purchase Warrant pursuant to Subsection 2.2(1) hereof, will be adjusted upon the occurrence of the events and in the manner specified in Article 5.

2.3	Form of Share Purchase Warrant Certificates

(1)	The Share Purchase Warrant Certificates (including the signature of the Trustee endorsed thereon) will be substantially in the form set out in Schedule “A”, will be dated as of the date hereof (regardless of the actual dates of their issue), will bear such legends and distinguishing letters and numbers as SMTC Canada, with the approval of the Trustee, may prescribe and will be issuable in any whole number denomination. No fractional Share Purchase Warrants will be issued or otherwise provided for hereunder.

Regardless of any adjustments pursuant to Article 5 of this Indenture, Share Purchase Warrant Certificates representing Share Purchase Warrants shall continue to be in the form set forth in Schedule “A” to this Indenture and shall continue to express the number of Exchangeable Shares which may be acquired upon the exercise of the Share Purchase Warrants evidenced thereby prior to any such adjustments.

(2)	The Share Purchase Warrant Certificates may be engraved, lithographed or printed (the expression “printed” including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as SMTC Canada may determine.

2.4	Signing of Share Purchase Warrant Certificates

(1)	The Share Purchase Warrant Certificates will be signed by any director or senior officer of SMTC Canada or by any other individual to whom such signing authority is delegated by the directors from time to time.

(2)	The signatures of any of the officers or individuals referred to in Subsection 2.4(1) may be manual signatures, engraved, lithographed or printed in facsimile and Share Purchase Warrant Certificates bearing such facsimile signatures will be binding on SMTC Canada as if they had been manually signed by such officers or individuals.

(3)	Notwithstanding that any person whose manual or facsimile signature appears on a Share Purchase Warrant Certificate as one of the officers or individuals referred to in Subsection 2.4(1) no longer holds the same or any other office with SMTC Canada at the date of issuance of any Share Purchase Warrant Certificate or at the date of certification or delivery thereof, such Share Purchase Warrant Certificate will, subject to Section 2.5, be valid and binding on SMTC Canada, and such fact shall not affect in any way the entitlement of the holder thereof to the benefits of this Indenture or the Share Purchase Warrant Certificate(s) in question.

2.5	Certification by Trustee

(1)	No Share Purchase Warrant Certificate, notwithstanding that such Share Purchase Warrant Certificate has been signed in accordance with Section 2.4, will be issued or, if issued, will be valid or entitle the holder to the benefits hereof until it has been certified by manual signature by or on behalf of the Trustee substantially in the form of the certificate set out in Schedule “A” or in such other form approved by the Trustee. The certification by the Trustee on a Share Purchase Warrant Certificate will be conclusive evidence as against SMTC Canada that such Share Purchase Warrant Certificate has been duly issued hereunder and, if issued, is valid and exercisable, and that the holder thereof is entitled to the benefits hereof.

(2)	The certification by the Trustee on any Share Purchase Warrant Certificate issued hereunder will not be construed as a representation or warranty by the Trustee as to the validity of this Indenture (except in respect of its due authorization, execution and delivery by, and enforceability against, the Trustee) or such Share Purchase Warrant Certificate (except the due certification thereof) or as to performance by SMTC Canada of its obligations hereunder, and the Trustee will in no respect be liable or answerable for the use made of any Share Purchase Warrant Certificate or of the consideration therefor, except as otherwise specified herein.

2.6	Share Purchase Warrants to Rank Pari Passu

All Share Purchase Warrants will rank pari passu, whatever may be the actual dates of issue of the Share Purchase Warrant Certificates by which they are evidenced.

2.7	Canadian Transfer Restrictions

In order to ensure compliance with applicable Canadian securities laws, no direct or indirect sale, transfer or repurchase of Share Purchase Warrants or Share Purchase Warrant Exchangeable Shares shall be permitted from or by a registered holder whose address is not in Canada (or who is not a resident of Canada) to a purchaser or transferee whose address is in Canada (or who is a resident of Canada) unless it is made in compliance with Applicable Legislation. Each Warrantholder, by its acceptance of the Share Purchase Warrants, shall be deemed to have acknowledged and agreed that if it is not a resident of Canada it shall not transfer Share Purchase Warrants or Share Purchase Warrant Exchangeable Shares except as provided in the immediately preceding sentence.

2.8	Transfer Restrictions

Each Share Purchase Warrant Certificate and all Share Purchase Warrant Certificates issued in exchange therefor or in substitution therefor, shall bear the legend set forth below (the “Legend”):

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.”

provided, that if the Share Purchase Warrants or Exchangeable Shares are being sold outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, the Legend may be removed by providing a declaration to the Trustee in the form attached as

Schedule “B” hereto, or in such other form as the Corporation may from time to time prescribe, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the United States Securities Act of 1933, as amended.

In order to ensure compliance with applicable United States securities laws, no direct or indirect transfer or sale of Share Purchase Warrants bearing the Legend may be made except in compliance with the Legend or unless otherwise reasonably determined by SMTC Canada to be in accordance with Applicable Legislation.

2.9	U.S. Transfer Restriction

Each Share Purchase Warrant Certificate originally issued to a person within the United States and all Share Purchase Warrant Certificates issued in exchange therefore or in substitution therefore, as well as certificates representing the Exchangeable Shares issuable upon the exercise or deemed exercise of any Special Warrants represented by any such Special Warrant Certificate shall bear the legend set forth below (the “U.S. Legend”):

“DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM CIBC MELLON TRUST COMPANY UPON THE DELIVERY TO CIBC MELLON TRUST COMPANY AND THE CORPORATION OF A DECLARATION TO THE EFFECT THAT (A) THE OFFER OR SALE ARE MADE IN AN OFFSHORE TRANSACTION, (B) NO DIRECTED SELLING EFFORTS ARE MADE IN THE UNITED STATES BY THE SELLER, AN AFFILIATE OR ANY PERSON ACTING ON THEIR BEHALF, AND (C) THE SELLER IS NOT A DEALER OR A PERSON RECEIVING SELLING CONCESSIONS AND THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.”

2.10	Legend for Share Purchase Warrant Certificates of Non-U.S. and Non-Canadian Persons

Each Share Purchase Warrant Certificate issued to a person outside of the United States and outside Canada who is not a U.S. person or a Canadian Person and all Share Purchase Warrant Certificates issued in exchange therefor or in substitution therefor, as well as the certificates representing the Exchangeable Shares issuable upon the exercise of any Share Purchase Warrants represented by any such Share Purchase Warrant Certificate in each case issued prior to the Prospectus Qualification Date, shall bear the following legend (the “Non-U.S. Legend”):

“FOR SHARE PURCHASE WARRANTS ISSUED TO NON-RESIDENTS OF CANADA, THE HOLDER, BY ITS

ACCEPTANCE OF THIS SECURITY, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT AND WILL NOT BE ENTITLED TO, DIRECTLY OR INDIRECTLY, SELL OR TRANSFER SHARE PURCHASE WARRANTS INTO CANADA OR TO RESIDENTS OF CANADA, EXCEPT IN COMPLIANCE WITH APPLICABLE CANADIAN SECURITIES LAWS. NO SALE OR TRANSFER INTO CANADA OR TO A CANADIAN RESIDENT WILL BE REGISTERED BY THE TRUSTEE AND ANY ATTEMPT TO EFFECT SUCH A TRANSFER IS INVALID UNLESS MADE IN COMPLIANCE WITH THE ABOVE-NOTED RESTRICTIONS.”

2.11	Legend for Exchangeable Shares

Each Exchangeable Share issued upon exercise of the Share Purchase Warrants shall bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON EXCHANGE OF SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE REDEEMED FOR SHARES OF SMTC CORPORATION COMMON STOCK UNLESS SUCH SHARES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.”

2.12	Legend for Underlying Common Shares

Each share of the common stock of SMTC Corporation issued upon the redemption of an Exchangeable Share(issued upon the exercise of the Share Purchase Warrants) in a transaction that has not been registered under the Securities Act shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON EXCHANGE OF SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED,

SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.”

2.13	Reliance by Trustee

The Trustee shall have no obligation to ensure or verify compliance with any applicable laws or regulatory requirements on the issue, exercise or transfer of any Share Purchase Warrants or any Share Purchase Warrant Exchangeable Shares. The Trustee shall be entitled to process all proffered transfers and exercises of Share Purchase Warrants upon the presumption that such transfers or exercises are permissible pursuant to all applicable laws and regulatory requirements and the terms of this Indenture and the related Share Purchase Warrant Certificates, provided that such transfers and exercises of Share Purchase Warrants may only be processed by the Trustee upon written instruction of SMTC Canada to the Trustee, which instruction may be based, in SMTC Canada’s discretion, upon certificates, opinions and other documentation of the holders of such Share Purchase Warrants that such transfer or exercise is in accordance with Applicable Legislation. The Trustee may assume for the purposes of this Indenture that the address on the register of Warrantholders of any Warrantholder is the Warrantholder’s actual address and is also determinative of the Warrantholder’s residency and that the address of any transferee to whom any Share Purchase Warrants or Share Purchase Warrant Exchangeable Shares are to be registered, as shown on the transfer document, is the transferee’s actual address and is also determinative of the transferee’s residency.

2.14	Issue in Substitution for Lost Certificates, Etc.

(1)	If any Share Purchase Warrant Certificate becomes mutilated or is lost, destroyed or stolen, SMTC Canada, subject to applicable law and to Subsection 2.14(2), will issue, and thereupon the Trustee will certify and deliver, a new Share Purchase Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated Share Purchase Warrant Certificate or in lieu of and in substitution for such lost, destroyed or stolen Share Purchase Warrant Certificate and the substituted Share Purchase Warrant Certificate shall be in a form approved by the Trustee and shall entitle the holders to the benefits hereof and rank pari passu in accordance with its terms and with all other Share Purchase Warrants issued hereunder.

(2)	The applicant for the issue of a new Share Purchase Warrant Certificate pursuant to this Subsection 2.14(2) will bear the reasonable cost of the issue thereof and in case of loss, destruction or theft will, as a condition precedent to the issue thereof:

(a)	furnish to SMTC Canada and to the Trustee such evidence of ownership and of the mutilation, loss, destruction or theft of the Share Purchase Warrant Certificate to be replaced as is satisfactory to SMTC Canada and to the Trustee in their discretion, acting reasonably;

(b)	if so required by SMTC Canada or the Trustee, furnish an indemnity in amount and form satisfactory to SMTC Canada and to the Trustee in their reasonable discretion; and

(c)	pay the reasonable charges of SMTC Canada and the Trustee in connection therewith.

2.15	Cancellation of Surrendered Share Purchase Warrants

All Share Purchase Warrant Certificates surrendered to the Trustee pursuant to Sections 2.14, 3.1, 3.2 or 4.1 will be cancelled by the Trustee and, if requested by SMTC Canada in writing, the Trustee will furnish to SMTC Canada a cancellation certificate identifying each Share Purchase Warrant Certificate so cancelled, the number of Share Purchase Warrants evidenced thereby and the number of Exchangeable Shares, if any, issued pursuant to such Share Purchase Warrants.

2.16	Warrantholder not a Shareholder

Nothing in this Indenture or in the holding of a Share Purchase Warrant evidenced by a Share Purchase Warrant Certificate, or otherwise, other than the applicable rights received upon the Share Purchase Warrants, as noted above, is intended or will be construed as conferring on any Warrantholder any right or interest whatsoever as a shareholder of SMTC Canada or SMTC, including but not limited to any right to vote at, to receive notice of, or to attend any meeting of shareholders or any other proceeding of SMTC Canada or SMTC or any right to receive any dividend or other distribution to which the shareholders of SMTC Canada or SMTC may be entitled.

ARTICLE 3

REGISTRATION, TRANSFER, EXCHANGE AND

OWNERSHIP OF SHARE PURCHASE WARRANTS

3.1	Registration and Transfer of Share Purchase Warrants

(1)	SMTC Canada hereby appoints the Trustee as registrar and transfer agent of the Share Purchase Warrants.

(2)	The Trustee will cause to be kept:

(a)	by and at the principal offices in Toronto, Ontario, a register (or registers) of holders in which shall be entered in alphabetical order the names and addresses of the holders of Share Purchase Warrants and particulars of the Share Purchase Warrants held by them; and

(b)	by and at the principal office in Toronto, Ontario of the Trustee, a register of transfers in which all transfers of Share Purchase Warrants and the date and other particulars of each transfer shall be entered.

(3)	No transfer of any Share Purchase Warrant will be valid unless duly entered on the appropriate register of transfers referred to in Subsection 3.1(2), or on any branch registers maintained pursuant to Subsection 3.1(8), upon surrender to the Trustee of the Share Purchase Warrant Certificate evidencing such Share Purchase Warrant, duly endorsed by, or accompanied by a written instrument of transfer substantially in the form of Appendix 2 to the Share Purchase Warrant Certificate or otherwise in form satisfactory to the Trustee executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and, subject to compliance with Sections 2.7, 2.8 and, 2.9 and such requirements and such other reasonable requirements as the Trustee may prescribe, such transfer will be duly noted on one of such registers of transfers by the Trustee within two business days of the satisfaction of all such requirements.

(4)	The transferee of any Share Purchase Warrant will, after surrender to the Trustee of the Share Purchase Warrant Certificate evidencing such Share Purchase Warrant as required by Subsection 3.1(3) and upon compliance with all other conditions in respect thereof required by this Indenture or by law, be entitled to be entered on the register of holders referred to in Subsection 3.1(2), or on any branch registers of holders maintained pursuant to subsection 3.1(8), as the owner of such Share Purchase Warrant free from all equities or rights of set-off or counterclaim between SMTC Canada and the transferor or any previous holder of such Share Purchase Warrant, except in respect of equities of which SMTC Canada is required to take notice by statute or by order of a court of competent jurisdiction.

(5)	SMTC Canada will be entitled, and may direct the Trustee in writing, to refuse to recognize any transfer, or enter the name of any transferee, of any Share Purchase Warrant on the registers referred to in Subsection 3.1(2), or on any branch registers maintained pursuant to Subsection 3.1(8), if such transfer would constitute a violation of the securities laws of any or would require SMTC Canada to qualify the Share Purchase Warrants or Exchangeable Shares issuable on exercise of the Share Purchase Warrants for distribution in any jurisdiction other than the Qualifying Jurisdictions.

(6)	Neither SMTC Canada nor the Trustee will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Share Purchase Warrant, and may transfer any Share Purchase Warrant on the written direction of the person registered as the holder thereof and delivered in accordance with Subsection 3.1(3), whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(7)	The registers referred to in Subsection 3.1(2), and any branch registers maintained pursuant to Subsection 3.1(8), will at all reasonable times be open for inspection by SMTC Canada and any Warrantholder. The Trustee will from time to time when requested so to do in writing by SMTC Canada or any Warrantholder (upon payment of the Trustee’s reasonable charges), furnish SMTC Canada or such Warrantholder with a list of the names and addresses of holders of Share Purchase Warrants entered on such registers and showing the number of Share Purchase Warrants held by each such holder.

(8)	The Trustee with the approval of SMTC Canada, may at any time and from time to time change the place at which the registers referred to in Subsection 3.1(2) are kept, cause branch registers of holders or transfers to be kept at other places and close such branch registers or change the place at which such branch registers are kept. Notice of any such change or closure shall be given by the Trustee to SMTC Canada and the holders of Share Purchase Warrants.

(9)	The Trustee shall retain until the sixth anniversary of the Expiry Time all instruments of transfer of Share Purchase Warrants which are tendered for registration including the details shown thereon of the persons by or through whom they were lodged, all cancelled Share Purchase Warrants and other related documents.

3.2	Exchange of Share Purchase Warrant Certificates

(1)	One or more Share Purchase Warrant Certificates may, on compliance by the holder with the reasonable requirements of the Trustee, be exchanged for one or more Share Purchase Warrant Certificates of different denomination evidencing in the aggregate the same number of Share Purchase Warrants as the Share Purchase Warrant Certificate or Share Purchase Warrant Certificates being exchanged, and such holder shall pay the reasonable cost thereof.

(2)	Share Purchase Warrant Certificates may be exchanged only at the principal offices in Toronto, Ontario of the Trustee or at any other place designated by SMTC Canada with the approval of the Trustee.

(3)	Any Share Purchase Warrant Certificate tendered for exchange shall be surrendered to the Trustee or its agent and cancelled.

(4)	SMTC Canada will sign all Share Purchase Warrant Certificates necessary to carry out exchanges pursuant to this Section 3.2 and the Trustee shall certify such Share Purchase Warrant Certificates.

3.3	No Charges for Transfer or Exchange

No charge, including any stamp tax or other governmental levy, will be levied on a presenter to this Indenture for the transfer of any Share Purchase Warrant or the exchange of any Share Purchase Certificate.

3.4	Ownership of Share Purchase Warrants

(1)	SMTC Canada and the Trustee may deem and treat the person in whose name any Share Purchase Warrant is registered as the absolute owner of such Share Purchase Warrant for all purposes, and such person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and SMTC Canada and the Trustee will not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

(2)	The registered holder of any Share Purchase Warrant will be entitled to the rights evidenced thereby free from all equities and rights of set-off or counterclaim between SMTC Canada and the original or any intermediate holder thereof and all persons may act accordingly, and the delivery to any such registered holder of the Exchangeable

Shares issued on exercise of such Share Purchase Warrant will be a good discharge to SMTC Canada and the Trustee therefor and, unless SMTC Canada or the Trustee are required by statute or by an order of a court of competent jurisdiction, neither SMTC Canada nor the Trustee will be bound to inquire into the title of any such registered holder.

3.5	Assumption by Transferee

Upon becoming a Warrantholder in accordance with the provisions of this Indenture, the transferee thereof shall be deemed to have acknowledged and agreed to be bound by this Indenture. Upon the registration by the Trustee of such transferee as the holder of a Share Purchase Warrant, the transferor thereof shall cease to have any further rights under this Indenture with respect to such Share Purchase Warrant or any Exchangeable Shares to be issued on exercise.

ARTICLE 4

EXERCISE OF SHARE PURCHASE WARRANTS

4.1	Exercise

(1)	Subject to the limitation set forth in Subsection 4.1(2) and Section 4.5, holders of Share Purchase Warrants may at any time prior to the Expiry Time exercise the right thereby conferred to be issued Exchangeable Shares by surrendering to the Trustee at its principal office in Toronto, Ontario or to any other person or at any other place designated by SMTC Canada with the approval of the Trustee, during normal business hours on a business day at such place:

(a)	a certified cheque or bank draft payable to SMTC Canada in the amount of the Exercise Price in respect of each Exchangeable Share to be issued;

(b)	the Share Purchase Warrant Certificate evidencing such Share Purchase Warrants; and

(c)	a duly completed and executed notice of exercise substantially in the form set out in Appendix 1 to such Share Purchase Warrant Certificate,

provided such notice is also given to SMTC Canada by either the Warrantholder or the Trustee by delivering to SMTC Canada a copy of such documents. Notwithstanding the foregoing, a holder may exercise the Share Purchase Warrants by delivering to the Trustee a facsimile transmission of the Share Purchase Warrant Certificate(s) evidencing such Share Purchase Warrants together with a duly completed and executed notice of exercise in the form set out in Appendix 1 to such Share Purchase Warrant Certificate(s) provided that the original Share Purchase Warrant Certificate(s) and notice of exercise are received by the Trustee or other person as may be designated herein within three business days of the date of such facsimile transmission.

(2)	Any certified cheque or bank draft, Share Purchase Warrant Certificate or notice of exercise referred to in Subsection 4.1(1) will be deemed to have been surrendered only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Trustee or one of the other persons at the office or one of the other places specified in Subsection 4.1(1), provided however that if exercise is made by facsimile transmission as set out in Subsection 4.1(1), the Share Purchase Warrant Certificate and executed notice of exercise will be deemed to be surrendered as of the date of the facsimile transmission only in the event that the original Share Purchase Warrant Certificate and executed notice are received by the Trustee or other person as designated herein within three business days of the date of the facsimile transmission.

(3)	Any notice of exercise referred to in Subsection 4.1(1) must be signed by the Warrantholder, or such Warrantholder’s executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, acting reasonably, and, if any Exchangeable Shares thereby issuable are to be issued to a person or persons other than the Warrantholder and must specify the name or names and the address or addresses of each such person or persons and the number of Exchangeable Shares to be issued to each such person if more than one is so specified.

(4)	Any issuance of Exchangeable Shares upon exercise of Share Purchase Warrants must be in accordance with applicable law (as determined by SMTC Canada).

(5)	The holder of any Share Purchase Warrant Certificate who wishes to exercise the Share Purchase Warrants evidenced by such Share Purchase Warrant Certificate may exercise less than all of such Share Purchase Warrants and in the case of any such partial exercise shall be entitled to receive, without charge therefor, a Share Purchase Warrant Certificate, in form, signed and certified in accordance with the provisions of Article 2, evidencing the number of Share Purchase Warrants held by the Warrantholder which remain unexercised. Such Share Purchase Warrant Certificate will be delivered by the Trustee to the holder concurrently with the certificates representing the Exchangeable Shares issued on partial exercise of such holder’s Share Purchase Warrants.

4.2	Effect of Exercise

(1)	Upon the exercise of any Share Purchase Warrant in accordance with Section 4.1, the Exchangeable Shares thereby issuable will be deemed to have been issued, and the person or persons to whom such Exchangeable Shares are to be issued will be deemed to have become the holder or holders of record thereof on the Exercise Date, unless the transfer registers for the Exchangeable Shares are closed on that date, in which case such Exchangeable Shares will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record thereof on the date on which such transfer registers are reopened, but such Exchangeable Shares will be issued on the basis of the number of Exchangeable Shares to which such person or persons were entitled on the Exercise Date.

(2)	As soon as practicable and in any event not later than the fifth business day on which the transfer registers for the Exchangeable Shares have been open after such exercise, SMTC Canada will cause the Trustee to mail to the person or persons in whose name or names the Exchangeable Shares thereby issued have been issued, at his or their respective addresses, or, if so specified, cause to be delivered to such person or persons at the place where the Share Purchase Warrant Certificate evidencing such Share Purchase Warrant was surrendered, certificates representing the Exchangeable Shares so issued.

(3)	If any Exchangeable Shares issuable pursuant to any Share Purchase Warrant are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to SMTC Canada or to the Trustee on its behalf an amount equal to all exigible transfer taxes or other government charges, and SMTC Canada will not be required to issue or deliver any certificates representing any such Exchangeable Shares unless or until such amount has been so paid or the Warrantholder has established to the satisfaction of SMTC Canada that such taxes and charges have been paid or that no such taxes or charges are owing.

4.3	No Fractional Exchangeable Shares

SMTC Canada shall not be required to issue fractional Exchangeable Shares upon the exercise of Share Purchase Warrants. To the extent that a holder of Share Purchase Warrants would otherwise have been entitled to receive, on the exercise of Share Purchase Warrants, a fraction of an Exchangeable Share, such right may only be exercised in respect of such fraction in connection with another Share Purchase Warrant or Share Purchase Warrants which in the aggregate entitle the holder to receive a whole number of Exchangeable Shares. If a Warrantholder is not able to combine Share Purchase Warrants so as to be entitled to acquire a whole number of Exchangeable Shares, the number of Exchangeable Shares which such Warrantholder is entitled to receive upon exercise of Share Purchase Warrants shall be rounded up to the nearest whole number.

4.4	Recording

The Trustee will record particulars of each Share Purchase Warrant exercised which will include the name and address of each person to whom Exchangeable Shares are thereby issued, the number of Exchangeable Shares so issued and the Exercise Date in respect thereof. Within five business days after each Exercise Date the Trustee will provide such particulars in writing to SMTC Canada.

4.5	Securities Restrictions

(1)	No Exchangeable Shares will be issued on exercise of any Share Purchase Warrant, if in the opinion of counsel to SMTC Canada (delivered to the Trustee prior to issue), the issuance of such Exchangeable Shares would constitute a violation of the securities laws of any applicable jurisdiction or require SMTC Canada to qualify the Exchangeable Shares issuable upon exercise of the Share Purchase Warrants for distribution in any jurisdiction other than the Qualifying Jurisdictions. Without limiting the generality of the previous sentence, if any Share Purchase Warrant is exercised before the Prospectus Qualification Date, the certificates representing Exchangeable Shares thereby issued will bear such legends as may, in the opinion of counsel to SMTC Canada, be necessary or advisable in order to avoid a violation of any applicable securities laws of any province or territory of Canada, of the United States of America or any jurisdiction or to comply with the requirements of any stock exchange on which the Exchangeable Shares are then listed, provided that if, at any time, in the opinion of counsel to SMTC Canada, such legends are no longer necessary or advisable in order to avoid a violation of any such laws or requirements, or the holder of any such legended certificate, at his expense, provides SMTC Canada with evidence reasonably satisfactory in form and substance to SMTC Canada (which may include an opinion of counsel reasonably satisfactory to SMTC Canada) to the effect that such holder is entitled to sell or otherwise transfer such Exchangeable Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to SMTC Canada in exchange for a certificate which does not bear such legends.

ARTICLE 5

ADJUSTMENTS

5.1	Definitions

(1)	The rights of the holder of any Share Purchase Warrant, including the number of Exchangeable Shares issuable upon the exercise of such Share Purchase Warrant and the Exercise Price payable on exercise of such Share Purchase Warrant, will be adjusted from time to time in the events and in the manner provided in, and in accordance with this Article 5 and for such purposes:

(a)	“Adjustment Period” means in respect of each Share Purchase Warrant, the period commencing on the Issue Date thereof and ending at the Expiry Time;

(b)	“Current Market Price”, on any date, means the average, during the period of 20 consecutive Trading Days ending on the second Trading Day before such date, of the average of the high and low prices per share at which the Exchangeable Shares have traded on such stock exchange on which the Exchangeable Shares are listed as may be selected for that purpose by the directors or, if the Exchangeable Shares have not been listed on a stock exchange for such number of Trading Days, then such lesser number of Trading Days as the Exchangeable Shares have been so listed, or, if the Exchangeable Shares are not listed on any stock exchange, then in the over-the-counter market as reported by such other stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, provided that if, on any such Trading Day, there are no such reported or quoted high and low prices, the average of the closing bid and asked prices per share for board lots of the Exchangeable Shares reported by such stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, for such Trading Day shall be utilized in computing such average, and provided further that if the Exchangeable Shares are not listed on any stock exchange or traded in any over-the-counter market, then the Current Market Price of the Exchangeable Shares shall be determined by the directors;

(c)	“Exchange Rate” means the rate at which Exchangeable Shares are issuable upon the exercise of any Share Purchase Warrant, which rate, subject to adjustment in accordance with this Indenture, is one Exchangeable Share for each Share Purchase Warrant as of the Effective Date;

(d)	“Trading Day”, with respect to any stock exchange or over-the-counter market, means a day on which shares may be traded through the facilities of such stock exchange or in such over-the-counter market, and, otherwise, means a day on which shares may be traded through the facilities of the principal stock exchange on which the Exchangeable Shares are listed (or, if the Exchangeable Shares are not listed on any stock exchange, then in the over-the-counter market).

5.2	Adjustment of Exchange Rate

(1)	The Exchange Rate in effect at any date will be subject to adjustment from time to time and whenever at any time during the Adjustment Period, SMTC Canada shall (i) subdivide or redivide the outstanding Exchangeable Shares into a greater number of Exchangeable Shares, (ii) consolidate, combine or reduce the outstanding Exchangeable Shares into a lesser number of Exchangeable Shares, or (iii) issue Exchangeable Shares or other securities of SMTC Canada that are convertible into Exchangeable Shares (“convertible securities”) to all or substantially all of the holders of Exchangeable Shares or convertible securities (as the case may be) by way of a stock dividend or other distribution. In any such event, the Exchange Rate will, on the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Exchange Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Exchangeable Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Exchangeable Shares outstanding on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur and any such issue of Exchangeable Shares or convertible securities by way of a stock dividend is deemed to have occurred on the record date for the stock dividend for the purpose of calculating the number of outstanding Exchangeable Shares under this Subsection 5.2(1). To the extent that this Subsection 5.2(1) has become operative because of an issue of convertible securities referred to in clause (iii) above, the number of Exchangeable Shares obtainable under each Share Purchase Warrant shall be readjusted based on the number of Exchangeable Shares issuable upon conversion or exchange of such convertible or exchangeable securities.

(2)	If and whenever at any time during the Adjustment Period, there is (i) any reclassification of the Exchangeable Shares at any time outstanding, any change of the Exchangeable Shares into other shares or any other capital reorganization of SMTC Canada (other than as described in Subsection 5.2(1)), (ii) any consolidation, amalgamation, arrangement, merger or other form of business combination of SMTC Canada with or into any other corporation resulting in any reclassification of the outstanding Exchangeable Shares, any change of the Exchangeable Shares into other shares or any other capital reorganization of SMTC Canada, or (iii) any sale, lease, exchange or transfer of the undertaking or assets of SMTC Canada as an entirety or substantially as an entirety to another corporation or entity, then, in each such event, each holder of any Share Purchase Warrant which is thereafter exercised will be entitled to receive, and shall accept, in lieu of the number of Exchangeable Shares to which such holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Exchangeable Shares to which such holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this Article 5 with respect to the rights and interests thereafter of the holders of Share Purchase Warrants to the end that the provisions set forth in this Article 5 will thereafter correspondingly be made applicable, as nearly as may reasonably be possible, in the relation to any shares or other securities or property thereafter deliverable upon the exercise or deemed exercise of any Share Purchase Warrant. Any such adjustments will be made by and set forth in an indenture supplemental hereto approved by the directors and shall for all purposes be conclusively deemed to be an appropriate adjustment.

5.3	Adjustment of Exercise Price

(1)	The Exercise Price in effect at any date will be subject to adjustment from time to time if and whenever at any time during the Adjustment Period, SMTC Canada shall (i) subdivide or redivide the outstanding Exchangeable Shares into a greater number of Exchangeable Shares, (ii) consolidate, combine or reduce the outstanding Exchangeable Shares into a lesser number of Exchangeable Shares, or (iii) issue Exchangeable Shares to all or substantially all of the holders of Exchangeable Shares by way of a stock dividend or other distribution. In any such event, the Exercise Price will, on the effective date of such event, be adjusted so that it will equal the price determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, the numerator of which shall be the total number of Exchangeable Shares outstanding on such date before giving effect to such event and the denominator of which shall be the total number of Exchangeable Shares outstanding immediately after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur.

(2)	If and whenever at any time during the Adjustment Period, SMTC Canada shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Exchangeable Shares entitling the holders thereof, within a period expiring not more than 45 days after the date of the issue thereof, to subscribe for or purchase Exchangeable Shares (or securities convertible into or exchangeable for Exchangeable Shares) at a price per share (or having a conversion or exchange price per share) less than 95% of the Current Market Price on the earlier of such record date and the date on which SMTC Canada announces its intention to make such issuance, then, in each such case, the Exercise Price will be adjusted immediately after such record date so that it will equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Exchangeable Shares outstanding on such record date plus a number of Exchangeable Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Exchangeable Shares so offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Exchangeable Shares outstanding on such record date plus the total number of additional Exchangeable Shares so offered for subscription or purchase (or into or for which the convertible or exchangeable securities so offered are convertible or exchangeable). If by the terms of such rights, options or warrants, there is more than one purchase, conversion or exchange price per Exchangeable Share, the aggregate price of the total number of additional Exchangeable Shares offered for subscription or purchase, or the additional conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for the purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Exchangeable Share, as the case may be. Any Exchangeable Shares owned by or held for the account of SMTC Canada or any affiliate or any subsidiary of SMTC Canada shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in Subsection 5.3(3) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price will then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based on the number of Exchangeable Shares (or securities convertible into or exchangeable for Exchangeable Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(3)	If and whenever at any time during the Adjustment Period, SMTC Canada shall fix a record date for the making of a distribution to all or substantially all of the holders of Exchangeable Shares of:

(a)	shares of any class other than Exchangeable Shares whether of SMTC Canada or any other corporation;

(b)	rights, options or warrants (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the date of issue thereof);

(c)	evidences of indebtedness; or

(d)	cash, securities or other property or assets;

then, in each such case, the Exercise Price will be adjusted immediately after such record date so that it will equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Exchangeable Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which SMTC Canada announces its intention to make such distribution, less the aggregate fair market value (as determined by the directors at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the denominator shall be the total number of Exchangeable Shares outstanding on such record date multiplied by such Current Market Price. Any Exchangeable Shares owned by or held for the account of SMTC Canada or any subsidiary of SMTC Canada shall be deemed not to be outstanding for the purpose of such computation. Such adjustment will be made successively whenever such a record date is fixed, provided that if two or more such record dates or record dates referred to in paragraph 5.3(3) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that such distribution is not so made or to the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Exercise Price will then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or Share Purchase Warrants, as the case may be.

5.4	Adjustment Rules

(1)	In any case in which this Article 5 shall require that an adjustment shall become effective immediately after a record date for or effective date of an event referred to herein, SMTC Canada may defer, until the occurrence and consummation of such event, issuing to the holder of any Share Purchase Warrant exercised after such record date or effective date and before the occurrence and consummation of such event the additional Exchangeable Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that SMTC Canada will deliver to such holder, as soon as reasonably practicable after such record date or effective dates, as applicable, an appropriate instrument evidencing such holder’s right to receive such additional Exchangeable Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Exchangeable Shares or other securities or property declared in favour of the holders of record of Exchangeable Shares or of such other securities or property on or after the Exercise Date, or such later date as such holder would, but for the provisions of this Section 5.4, have become the holder of record of such additional Exchangeable Shares, warrants or of such other securities or property pursuant to Subsection 4.2(1).

(2)	If SMTC Canada shall set a record date to determine the holders of the securities for the purpose of entitling them to receive any dividend or distribution or any subscription or exercise rights and shall, thereafter and before the distribution to such securityholders of any such dividend, distribution or subscription or exercise rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or exercise rights, then no adjustment in the number of Exchangeable Shares obtainable upon exercise of any Share Purchase Warrant shall be required by reason of the setting of such record date.

(3)	The adjustments provided for in this Article 5 are cumulative, shall, in the case of any adjustment to the Exchange Rate or the Exercise Price, be computed to the nearest one one-hundredth of an Exchangeable Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this Article 5, provided that, notwithstanding any other provision of this Section 5.4, no adjustment of the Exchange Rate or the Exercise Price will be required (i) unless such adjustment would require an increase or decrease of at least 1% in the Exchange Rate or the Exercise Price then in effect (provided, however, that any adjustment which by reason of this Subsection 5.4(3) is not required to be made will be carried forward and taken into account in any subsequent adjustment), or (ii) in respect of any Exchangeable Shares issuable or issued pursuant to any option or share purchase plan of SMTC Canada or (iii) in respect of any Exchangeable Shares issuable or issued pursuant to the Special Warrants or upon exercise of the Share Purchase Warrants.

(4)	If any question arises with respect to the adjustments provided in this Article 5, such question shall be conclusively determined by SMTC Canada’s auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by SMTC Canada and acceptable to the Trustee. Such accountants shall have access to all necessary records of SMTC Canada and such determination shall be binding upon SMTC Canada, the Trustee and the Warrantholders.

(5)	All shares of any class or other securities or property which a Warrantholder is at the time in question entitled to receive on the full exercise of his Share Purchase Warrants, whether or not as a result of adjustments made pursuant to this Article 5 shall, for the purposes of the interpretation of this Indenture, be deemed to be Exchangeable Shares which such Warrantholder is entitled to subscribe for pursuant to the exercise of such Share Purchase Warrants.

(6)	If and whenever at any time during the Adjustment Period, SMTC Canada shall take any action affecting or relating to the Exchangeable Shares, other than any action described in this Article 5, which in the opinion of the directors, after consultation with the Trustee, would adversely affect the rights of any holders of Share Purchase Warrants, the Exchange Rate and/or the Exercise Price will be adjusted by the directors in such manner, if any, and at such time, as the directors, may in their sole discretion determine to be equitable in the circumstances to such holders.

(7)	As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Share Purchase Warrants, SMTC Canada will take any action which may, in the opinion of counsel to SMTC Canada, be necessary in order that SMTC Canada, or any successor to SMTC Canada or successor to the undertaking or assets of SMTC Canada, will be obligated to and may validly and legally issue all the Exchangeable Shares or other securities or property which the holders of Share Purchase Warrants would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

(8)	At least seven days before the earlier of the effective date of or record date for any event referred to in this Article 5 that requires or might require an adjustment in any of the rights under the Share Purchase Warrants or such longer notice period as may be applicable in respect of notices required to be delivered by SMTC Canada to holders of its Exchangeable Shares, SMTC Canada will:

(a)	file with the Trustee a certificate of SMTC Canada specifying the particulars of such event and, to the extent determinable, any adjustment required and the computation of such adjustment; and

(b)	give notice to the Warrantholders of the particulars of such event and, to the extent determinable, any adjustment required and a description of how such adjustment will be calculated.

Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable SMTC Canada will:

(c)	file with the Trustee a certificate of SMTC Canada showing the computation of such adjustment; and

(d)	give notice to the Warrantholders of such adjustment.

Where a notice pursuant to this Subsection 5.4(8) has been given, the Trustee shall be entitled to act and rely on any adjustment calculation of SMTC Canada or SMTC Canada’s auditors.

(9)	Subject to Subsection 10.2, the Trustee shall not:

(a)	at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment in the Exchange Rate or the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making same;

(b)	be accountable with respect to the validity or value (or the kind or amount) of any Exchangeable Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise or deemed exercise of any Share Purchase Warrant; or

(c)	be responsible for any failure of SMTC Canada to make any cash payment or to issue, transfer or deliver Exchangeable Shares or certificates representing Exchangeable Shares upon the surrender of any Share Purchase Warrant for the purpose of exercise, or to comply with any of the covenants contained in this Article 5.

ARTICLE 6

COVENANTS

6.1	General Covenants

SMTC Canada represents, warrants, covenants and agrees with the Trustee that so long as any Share Purchase Warrant remains outstanding and may be exercised:

(a)	SMTC Canada is duly authorized to create and issue the Share Purchase Warrants and that the Share Purchase Warrant Certificates, when issued and countersigned as herein provided, will be valid and enforceable against SMTC Canada;

(b)	SMTC Canada will at all times maintain its corporate existence, carry on and conduct its business in a proper and business-like manner, keep or cause to be kept proper books of account in accordance with generally accepted accounting practice and SMTC Canada will send to Warrantholders copies of all financial statements furnished to its shareholders during the term of this Indenture;

(c)	SMTC Canada will reserve for the purpose and keep available sufficient unissued Exchangeable Shares to enable it to satisfy its obligations on the exercise of the Share Purchase Warrants;

(d)	until the expiry date of the Special Warrants, SMTC Canada will not amend this Indenture without the approval of the holders of Special Warrants then outstanding, such approval to be given by an Extraordinary Resolution of the holders of Special Warrants then outstanding pursuant to the Special Warrant Indenture, unless such amendment would otherwise be permitted under Article 9 hereof;

(e)	SMTC Canada will cause the Exchangeable Shares from time to time issued pursuant to the exercise of the Share Purchase Warrants, and the certificates representing such Exchangeable Shares, to be duly issued and delivered in accordance with the Share Purchase Warrants and the terms hereof;

(f)	all Exchangeable Shares that are issued or created on exercise of the Share Purchase Warrants will be fully paid and non-assessable;

(g)	SMTC Canada will cause the Trustee to keep open on business days the registers of holders and registers of transfers referred to in Section 3.1 and will not take any action or omit to take any action which would have the effect of preventing the Warrantholders from exercising any of the Share Purchase Warrants or receiving any of the Exchangeable Shares upon such exercise;

(h)	SMTC Canada will make all requisite filings, including filings with appropriate Securities Commissions, in connection with the exercise of the Share Purchase Warrants and issue of the Exchangeable Shares;

(i)	generally, SMTC Canada will well and truly perform and carry out all acts and things to be done by it as provided in this Indenture and will not take any action which might reasonably be expected to deprive the Warrantholders of their rights to acquire Exchangeable Shares upon the exercise of the Share Purchase Warrants; and

(j)	SMTC Canada shall use its best efforts to prepare, file and receive a receipt from the Securities Commissions for a prospectus qualifying the distribution of the Exchangeable Shares and the Share Purchase Warrants issuable on exercise of the Special Warrants and the Exchangeable Shares issuable on exercise of the Share Purchase Warrants and shall provide the Warrantholders with all documents customarily provided in connection with a distribution under a prospectus, provided that if one or more securities regulatory authorities in the Qualifying Jurisdictions object to issuing a receipt for such prospectus the obligation of the Corporation to obtain a receipt for such Prospectus shall be on a best efforts basis.

(k)	SMTC Canada will refuse to register any transfer of the Share Purchase Warrants, any exercise of the Share Purchase Warrants, any transfer of the Exchangeable Shares or any exchange of the Exchangeable Shares not made in accordance with Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

6.2	Trustee’s Remuneration and Expenses

SMTC Canada will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will, on the Trustee’s request, pay to or reimburse the Trustee for all reasonable documented expenses, disbursements and advances made or incurred by the Trustee in the administration or execution of the trusts hereof (including reasonable documented compensation and disbursements of its counsel and other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee hereunder have been finally and fully performed, except any such expense, disbursement or advance that arises out of or results from negligence, wilful misconduct or bad faith of the Trustee or of persons for whom the Trustee is responsible.

6.3	Performance of Covenants by Trustee

If the Trustee is made aware of the failure of SMTC Canada to perform any of its obligations under this Indenture, the Trustee may notify the Warrantholders of such failure or may itself perform any of such obligations capable of being performed by it, but will not be bound to do so or to notify the Warrantholders that it is so doing. All sums expended or advanced by the Trustee in so doing will be repayable as provided in Section 6.2. No such performance, expenditure or advance by the Trustee will relieve SMTC Canada of any default or of its continuing obligations hereunder.

ARTICLE 7

ENFORCEMENT

7.1	Warrantholders May Not Sue

No holder of any Share Purchase Warrant shall have any right to institute any action or proceeding against SMTC Canada in relation to the Share Purchase Warrants, unless:

(a)	such holder shall previously have given to the Trustee written notice of the nature of such action or proceeding;

(b)	the holders of at least 10% of the Share Purchase Warrants shall have made written request to the Trustee and shall have afforded to it reasonable opportunities either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its own name for such purpose;

(c)	such Warrantholders shall have offered to the Trustee, when so requested by the Trustee, sufficient funds and security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; and

(d)	the Trustee shall have failed to act within a reasonable time after such notification, request and offer of indemnity; and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to any such proceeding or for any other remedy hereunder by or on behalf of the holder of any Share Purchase Warrants.

7.2	Legal Proceedings by Warrantholders

Subject to Subsection 8.11(g), all or any of the rights conferred upon a Warrantholder by the terms of the Share Purchase Warrant certificates evidencing the Share Purchase Warrants held by such Warrantholder or this Indenture, or both, may be enforced by the Warrantholder by appropriate legal proceedings, but without prejudice to the right which is hereby conferred upon the Trustee under Section 7.3.

7.3	Trustee May Institute All Proceedings

(1)	The Trustee shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Warrantholders.

(2)	Any such suit or proceeding instituted by the Trustee may be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgment shall be for the rateable benefit of the holders of the Share Purchase Warrants subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Share Purchase Warrants, and it shall not be necessary to make any holders of the Share Purchase Warrants parties to any such proceeding.

7.4	Immunity of Shareholders, etc.

Subject to the rights available at law or in express provisions of any contract or other instrument, including certain limited rights of action under the Final Prospectus, the Trustee and, by the acceptance of the Share Purchase Warrant Certificates and as part of the consideration for the issue of the Share Purchase Warrants, the Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future shareholder or other securityholder, director, officer, employee or agent of SMTC Canada for the creation and issue of the Exchangeable Shares pursuant to any Share Purchase Warrant or on any covenant, agreement, representation or warranty by SMTC Canada herein or in the Share Purchase Warrant Certificates.

7.5	Limitation of Liability

The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or shareholders of SMTC Canada or any of the past, present or future directors or shareholders of SMTC Canada or any of the past, present or future officers, employees or agents of SMTC Canada, but only the property of SMTC Canada or any successor corporation shall be bound in respect hereof.

ARTICLE 8

MEETINGS OF WARRANTHOLDERS

8.1	Right to Convene Meetings

(1)	The Trustee may at any time and from time to time convene a meeting of the Warrantholders, and will do so on receipt of a written request of SMTC Canada or a Warrantholders’ Request and on being funded and indemnified to its reasonable satisfaction by SMTC Canada or by one or more of the Warrantholders signing such Warrantholders’ Request against the costs which it may incur in connection with calling and holding the meeting.

(2)	If the Trustee fails, within five business days after receipt of such written request of SMTC Canada or Warrantholders’ Request and indemnity, to give notice convening a meeting, SMTC Canada or any of such Warrantholders, as the case may be, may convene such meeting.

(3)	Every such meeting will be held in Toronto, Ontario or such other place as is approved or determined by the Trustee and SMTC Canada. However, if the meeting is convened by SMTC Canada or a Warrantholder as a result of the Trustee’s failure or refusal to convene such meeting, the meeting must be held in Toronto.

8.2	Notice

(1)	At least 10 business days notice of any meeting must be given to the Warrantholders, to the Trustee (unless the meeting has been called by it) and to SMTC Canada (unless the meeting has been called by it).

(2)	The notice to be delivered in accordance with Section 11.2 must state the time when and the place where the meeting is to be held and describe (with sufficient detail to permit a Warrantholder to make a reasoned decision with respect to the matters for consideration) the general nature of the business to be transacted thereat, but it will not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 8.

8.3	Chairman

Some person (who need not be a Warrantholder) designated in writing by SMTC Canada will be chairman of the meeting or, if no person is so designated or the person so designated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy may choose some person present to be chairman.

8.4	Quorum

(1)	Subject to the provisions of Section 8.12, at any meeting of Warrantholders a quorum will consist of two or more Warrantholders present in person or by proxy at the commencement of business holding in the aggregate not less than 20% of the total number of Share Purchase Warrants then outstanding provided however that in the event there are two or more Warrantholders, at least two persons entitled to vote there at are personally present.

(2)	If a quorum of Warrantholders is not present within 30 minutes after the time fixed for holding a meeting, the meeting, if summoned by Warrantholders or on a Warrantholders’ Request, will be dissolved, but, subject to Section 8.12, in any other case will be adjourned to the seventh calendar day following the meeting, at the same time of day and place and no notice of the adjournment need be given.

(3)	At the adjourned meeting the Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened notwithstanding the number of Share Purchase Warrants that they hold.

8.5	Power to Adjourn

The chairman of a meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn the meeting, and no notice of such adjournment need be given except as the meeting prescribes.

8.6	Show of Hands

Every question submitted to a meeting, other than an Extraordinary Resolution, will be decided in the first place by a majority of the votes given on a show of hands and, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

8.7	Poll

(1)	On every Extraordinary Resolution, and on every other question submitted to a meeting on which a poll is directed by the chairman or requested by one or more Warrantholders acting in person or by proxy, a poll will be taken in such manner as the chairman directs.

(2)	Questions other than those required to be determined by Extraordinary Resolution will be decided by a majority of the votes cast on the poll.

8.8	Voting

(1)	On a show of hands each person present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, will have one vote, and on a poll each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing will be entitled to one vote in respect of each Share Purchase Warrant held by such holder.

(2)	A proxy need not be a Warrantholder.

8.9	Regulations

(1)	The Trustee, or SMTC Canada with the approval of the Trustee, may from time to time make or vary such regulations as it thinks fit:

(a)	for the issue of voting certificates by any bank, trust company or other depository satisfactory to the Trustee stating that the Share Purchase Warrants specified therein have been deposited with it by a named person and will remain on deposit until a specified date, which voting certificates will entitle the persons named therein to be present and vote at any meeting of Warrantholders and at any adjournment thereof held before that date or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof held before that date in the same manner and with the same effect as though the persons so named in such voting certificates were the actual holders of the Share Purchase Warrants specified therein;

(b)	for the form of instrument appointing a proxy, the manner in which it must be executed, and verification of the authority of a person who executes it on behalf of a Warrantholder;

(c)	governing the places at which and the times by which voting certificates or instruments appointing proxies must be deposited;

(d)	for the deposit of voting certificates or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such voting certificates or instruments appointing proxies to be sent by mail, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to SMTC Canada or to the Trustee at the place where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting; and

(e)	generally for the calling of meetings of Warrantholders and the conduct of business thereof.

(2)	Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.

(3)	Except as such regulations provide, the only persons who will be recognized at a meeting as the holders of any Share Purchase Warrants, or as entitled to vote or, subject to Section 8.10, be present at the meeting in respect thereof, will be the registered holders of such Share Purchase Warrants or their duly appointed proxies.

8.10	SMTC Canada and Trustee may be Represented

SMTC Canada and the Trustee by their respective employees, officers or directors, and the counsel of SMTC Canada and the Trustee may attend any meeting of Warrantholders, but will have no vote as such.

8.11	Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred on them by the other provisions of this Indenture, by the Share Purchase Warrants or by law, the Warrantholders at a meeting will have the power, exercisable from time to time by Extraordinary Resolution:

(a) subject to the agreement of SMTC Canada to assent to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of any right of the Warrantholders or of the Trustee in its capacity as warrant trustee hereunder, subject to the Trustee’s approval or on behalf of the Warrantholders against SMTC Canada, whether such right arises under this Indenture or otherwise and to authorize the Trustee to concur in and execute any indenture supplemental hereto in connection therewith;

(b)	to amend, alter or repeal any Extraordinary Resolution previously passed;

(c)	to direct or authorize the Trustee to enforce any obligation of SMTC Canada under this Indenture or to enforce any right of the Warrantholders in any manner specified in the Extraordinary Resolution;

(d)	to refrain from enforcing any obligation or right referred to in paragraph (c);

(e)	to waive and direct the Trustee to waive any default by SMTC Canada in complying with any provision of this Indenture, either unconditionally or on any condition specified in the Extraordinary Resolution;

(f)	to appoint a committee with power and authority to exercise, and to direct the Trustee to exercise, on behalf of the Warrantholders, such of the powers of the Warrantholders as are exercisable by Extraordinary Resolution;

(g)	to restrain any Warrantholder from taking or instituting any suit, action or proceeding against SMTC Canada for the enforcement of any obligation of SMTC Canada under this Indenture or to enforce any right of the Warrantholders;

(h)	to direct any Warrantholder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith;

(i)	from time to time and at any time to remove the Trustee and appoint a successor; and

(j)	to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of SMTC Canada.

8.12	Meaning of “Extraordinary Resolution”

(1)	The expression “Extraordinary Resolution” when used in this Indenture means, subject to the provisions of this Section 8.12 and of Sections 8.15 and 8.16, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article at which there are present in person or by proxy Warrantholders holding in the aggregate not less than 40% of the total number of Share Purchase Warrants then outstanding and passed by the affirmative votes of Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Share Purchase Warrants then outstanding represented at the meeting and voted on the poll on the resolution.

(2)	If, at a meeting called for the purpose of passing an Extraordinary Resolution, the quorum required by Subsection 8.12(1) is not present within 30 minutes after the time appointed for the meeting, the meeting, if convened by Warrantholders or on a Warrantholders’ Request, will be dissolved, but in any other case will stand adjourned to such day, being not less than seven calendar days or more than 30 calendar days later, and to such place and time, as is appointed by the chairman.

(3)	Not less than seven calendar days’ notice must be given to the Warrantholders of the time and place of such adjourned meeting.

(4)	The notice must state that at the adjourned meeting the Warrantholders present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

(5)	At the adjourned meeting the Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 8.12(1) will be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Warrantholders holding in the aggregate of not less than 40% of the total number of Share Purchase Warrants outstanding may not be present.

(6)	Votes on an Extraordinary Resolution must always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary.

8.13	Powers Cumulative

Any one or more of the powers, and any combination of the powers, in this Indenture stated to be exercisable by the Warrantholders by Extraordinary Resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time will not prevent the Warrantholders from exercising such power or powers or combination of powers thereafter from time to time.

8.14	Minutes

Minutes of all resolutions passed and proceedings taken at every meeting of the Warrantholders will be made and duly entered in books from time to time provided for such purpose by the Trustee at the expense of SMTC Canada, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or such proceedings were taken, will be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been so made, entered and signed will be deemed to have been duly convened and held, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.

SMTC Canada shall be provided with, in a timely manner and at its own expense, copies of any and all resolutions passed at any meeting of the Warrantholders pursuant to this Section 8.14.

8.15	Instruments in Writing

Any action that may be taken and any power that may be exercised by Warrantholders at a meeting held as provided in this Article 8 by way of an Extraordinary Resolution may also be taken and exercised by Warrantholders who hold in the aggregate not less than 66 2/3% of the total number of Share Purchase Warrants at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the expression “Extraordinary Resolution” when used in this Indenture includes a resolution embodied in an instrument so signed.

SMTC Canada shall be provided with, in a timely manner and at its own expense, copies of any and all instruments in writing signed by the Warrantholders pursuant to this Section 8.15.

8.16	Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article at a meeting of Warrantholders will be binding on all Warrantholders, whether present at or absent from the meeting and whether voting for or against the resolution or abstaining, and every instrument in writing signed by Warrantholders in accordance with Section 8.15 will be binding on all Warrantholders, whether signatories thereto or not, and every Warrantholder and the Trustee (subject to the provisions for its indemnity herein contained) will be bound to give effect accordingly to every such resolution and instrument in writing.

8.17	Holdings by SMTC Canada and Subsidiaries Disregarded

In determining whether Warrantholders holding the required total number of Share Purchase Warrants are present in person or by proxy for the purpose of constituting a quorum, or have voted or consented to a resolution, Extraordinary Resolution, consent, waiver, Warrantholders’ Request or other action under this Indenture, a Share Purchase Warrant held by SMTC Canada or by any Affiliate of SMTC Canada will be deemed to be not outstanding. Upon a request in writing by the Trustee, SMTC Canada shall provide a certificate of SMTC Canada detailing the registration and denomination of any Share Purchase Warrants held by SMTC Canada or by any affiliate of SMTC Canada.

ARTICLE 9

SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS

9.1	Provision for Supplemental Indentures for Certain Purposes

From time to time SMTC Canada (when authorized by the directors) and the Trustee may, subject to the provisions hereof, and will when so directed hereby, execute and deliver by their proper officers indentures or instruments supplemental hereto, which thereafter will form part hereof, for any or all of the following purposes:

(a)	setting forth any adjustments resulting from the application of the provisions of Article 5;

(b)	adding hereto such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, and are not in the opinion of the Trustee based on the opinion of counsel prejudicial to the rights or interests of the Warrantholders as a group;

(c)	giving effect to any Extraordinary Resolution passed as provided in Article 8;

(d)	making such provisions not inconsistent with this Indenture as are necessary or desirable with respect to matters or questions arising hereunder, and are not, in the opinion of the Trustee based on the opinion of counsel, prejudicial to the rights or interests of the Warrantholders as a group;

(e)	adding to, deleting or altering the provisions hereof in respect of the transfer of Share Purchase Warrants or the exchange of Share Purchase Warrant Certificates, and making any modification in the form of the Share Purchase Warrant Certificates provided that any such action in the opinion of counsel acceptable to the Trustee does not adversely affect the rights of the Warrantholder;

(f)	modifying any provision of this Indenture or relieving SMTC Canada from any obligation, condition or restriction herein contained, except that no such modification or relief will be or become operative or effective if in the opinion of the Trustee, based on the opinion of counsel, it would impair any of the rights or interests of the Warrantholders or of the Trustee, and the Trustee may in its uncontrolled discretion decline to enter into any such supplemental indenture which in its opinion will not afford adequate protection to the Trustee when it becomes operative; and

(g)	for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguity, defective or inconsistent provision, error or omission herein, if in the opinion of the Trustee based on the opinion of counsel, the rights of the Trustee and of the Warrantholders, as a group, are not prejudiced thereby.

9.2	Successor Corporations

In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of SMTC Canada as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not SMTC Canada) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by SMTC Canada and, will as a condition precedent to any such transaction, agree to succeed to and be substituted for SMTC Canada by supplemental indenture in form satisfactory to the Trustee and executed and delivered to the Trustee with the same effect as closely as may be possible as if it had been named herein.

ARTICLE 10

CONCERNING THE TRUSTEE

10.1	Trust Indenture Legislation

(1)	If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement will prevail.

(2)	SMTC Canada and the Trustee each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

10.2	Trustee’s Authority to Carry on Business

The Trustee represents and warrants to SMTC Canada that at the date hereof it is authorized to carry on the business of a trust company in Toronto, Ontario. If, notwithstanding the provisions of this Section 10.2, it ceases to be authorized to carry on such business, the validity and enforceability of this Indenture and the Share Purchase Warrants issued hereunder shall not be affected in any manner whatsoever by reason only of such event provided that the Trustee, within 30 days after ceasing to be authorized to carry on such business either becomes so authorized or resigns in the manner and with the effects specified in Section 10.8.

10.3	Rights and Duties of Trustee

(1)	In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee will act honestly and in good faith with a view to the best interests of the Warrantholders, and will exercise that degree of care, diligence and skill that a reasonably prudent warrant trustee would exercise in comparable circumstances. Subject to the foregoing, the Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Trustee and in the absence of any such notice the Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained therein. Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

(2)	No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

(3)	The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any right of the Trustee or the Warrantholders hereunder is on the condition that, when required by notice to the Warrantholders by the Trustee, the Trustee is furnished by one or more Warrantholders with sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold it harmless against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(4)	No provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is so indemnified.

(5)	The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders at whose instance it is acting to deposit with the Trustee the Share Purchase Warrant Certificates held by them, for which certificates the Trustee will issue receipts.

(6)	Every provision of this Indenture that relieves the Trustee of liability or entitles it to rely on any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 10.2 and of Section 10.3.

10.4	Evidence, Experts and Advisers

(1)	In addition to the reports, certificates, opinions and other evidence required by this Indenture, SMTC Canada will furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Trustee reasonably requires by written notice to SMTC Canada.

(2)	In the exercise of any right or duty hereunder the Trustee, if it is acting in good faith, may rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declaration, opinion, report, certificate or other evidence furnished to the Trustee pursuant to a provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, if such evidence complies with Applicable Legislation and the Trustee examines such evidence and determines that it complies with the applicable requirements of this Indenture.

(3)	Whenever Applicable Legislation requires that evidence referred to in Subsection 10.3(1) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of SMTC Canada required by any provision hereof.

(4)	Any such statutory declaration may be made by any director or officer of SMTC Canada.

(5)	The Trustee may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(6)	Proof of the execution of any document or instrument in writing, including a Warrantholders’ Request, by a Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution, or in any other manner that the Trustee considers adequate.

(7)	The Trustee may employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it reasonably requires for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Trustee. Any remuneration so paid by the Trustee shall be repaid to the Trustee in accordance with Section 6.2.

(8)	The Trustee may act and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or advisor, whether retained or employed by SMTC Canada or by the Trustee, in relation to any matter arising in the administration of the trusts hereof.

10.5	Documents, Money, Etc. held by Trustee

(1)	Any security, document of title or other instrument that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of any Canadian chartered bank or deposited for safekeeping with any such bank.

(2)	Unless herein otherwise expressly provided, any money so held pending the application or withdrawal thereof under any provision of this Indenture shall be deposited in the name of the Trustee in any Canadian chartered bank or trust company at the rate of interest (if any) then current on similar deposits or may be invested with the consent of the SMTC Canada in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of the investment, of any Canadian chartered bank or trust company as SMTC Canada may consent to. All interest or other income received by the Trustee in respect of such deposits and investments shall belong to SMTC Canada, as provided for herein.

(3)	All interest or other income received by the Trustee in respect of such deposits and investments will belong to SMTC Canada.

10.6	Action by Trustee to Protect Interests

The Trustee will have power to institute and to maintain such actions and proceedings as it considers necessary or expedient to protect or enforce its interests and the interests of the Warrantholders.

10.7	Trustee not Required to Give Security

The Trustee will not be required to give any bond or security in respect of the performance of the agency created hereby, the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

10.8	Protection of Trustee

(1)	By way of supplement to the provisions of any law for the time being relating to trustees or agents, it is expressly declared and agreed that:

(a)	the Trustee will not be liable for or by reason of, or required to substantiate, any statement of fact or recital in this Indenture or in the Share Purchase Warrant Certificates (except the representation contained in Section 10.9 or in the certificate of the Trustee on the Share Purchase Warrant Certificates), but all such statements or recitals are and will be deemed to be made by SMTC Canada;

(b)	nothing herein contained will impose on the Trustee any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(c)	subject to Section 10.9 the Trustee will not be bound to give notice to any person of the execution hereof;

(d)	the Trustee will not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach by SMTC Canada of any obligation herein contained or of any act of any director, officer, employee or agent of SMTC Canada; and

(e)	the Trustee shall not be liable or accountable for any loss or damage whatsoever to any person caused by the performance or failure by it to perform its responsibilities under this Indenture save only to the extent that such loss or damage is attributable to the negligence, wilful misconduct or bad faith of the Trustee.

(2)	SMTC Canada agrees to indemnify the Trustee and its directors, officers, employees and agents and save them harmless from all liabilities, losses, claims, demands, suits, damages, costs and actions which may be brought against or suffered by it arising out of or connected with the performance by it of its duties hereunder except to the extent that such liabilities, suits, damages, costs and actions are attributable to the negligence, wilful misconduct or bad faith of the Trustee. This provision shall survive the resignation or termination of the Trustee or the termination of this Indenture.

10.9	Replacement of Trustee

(1)	The Trustee may resign its trust hereunder and be discharged from all further duties and liabilities hereunder, except as provided in this Section, by giving to SMTC Canada and the Warrantholders not less than 30 business days notice in writing or, if a new Trustee has been appointed, such shorter notice as SMTC Canada accepts as sufficient.

(2)	The Warrantholders by Extraordinary Resolution may at any time remove the Trustee and appoint a new Trustee.

(3)	If the Trustee so resigns or is so removed or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, SMTC Canada will forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Warrantholders.

(4)	Failing such appointment by SMTC Canada, the retiring Trustee at the expense of the Company or any Warrantholder may apply to the Ontario Superior Court of Justice on such notice as the Court directs, for the appointment of a new Trustee, at the expense of SMTC Canada.

(5)	Any new Trustee so appointed by SMTC Canada or by the Court will be subject to removal as aforesaid by the Warrantholders.

(6)	Any new Trustee appointed under any provision of this Section must be a corporation authorized to carry on the business of a trust company in Ontario and, if required by the Applicable Legislation of any other province, in such other province.

(7)	On any such appointment the new Trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed, but there will be immediately executed, at the expense of SMTC Canada, all such conveyances or other instruments as, in the opinion of counsel, are necessary or advisable for the purpose of assuring such powers, rights, duties and responsibilities to the new Trustee provided that, any resignation or termination of the Trustee and appointment of a successor Trustee shall have executed an appropriate instrument accepting such appointment and, at the request of SMTC Canada, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor Trustee an appropriate instrument transferring to such successor Trustee all rights and powers of the Trustee hereunder.

(8)	On the appointment of a new Trustee, SMTC Canada will promptly give notice thereof to the Warrantholders.

(9)	A corporation into or with which the Trustee is merged or consolidated or amalgamated, or a corporation succeeding to the trust business of the Trustee, will be the successor to the Trustee hereunder without any further act on its part or on the part of any party hereto if such corporation would be eligible for appointment as a new Trustee under Subsection 10.6.

(10)	A Share Purchase Warrant Certificate certified but not delivered by a predecessor Trustee may be delivered by the new or successor Trustee in the name of the predecessor Trustee or successor Trustee.

10.10	Conflict of Interest

The Trustee represents to SMTC Canada that at the time of the execution and delivery hereof no material conflict of interest exists between its role as a fiduciary hereunder and its role in any other capacity and if a material conflict of interest arises hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the conflict of interest or resign its trust hereunder.

If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and of the Share Purchase Warrants shall not be affected in any manner whatsoever by reason thereof.

The Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of SMTC Canada and generally may contract and enter into financial transactions with SMTC Canada without being liable to account for any profit made thereby.

10.11	Acceptance of Trusts

The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth.

ARTICLE 11

GENERAL

11.1	Notice to SMTC Canada and Trustee

(1)	Unless herein otherwise expressly provided, a notice to be given hereunder to SMTC Canada or the Trustee will be validly given if delivered or if sent by first class mail, postage prepaid, or if sent by facsimile transmission (receipt of such transmission is confirmed in writing):

(a)	If to SMTC Canada:

SMTC Manufacturing Corporation of Canada
635 Hood Road
Markham, Ontario
L3R 4N6

	Attention:	Marwan Kubursi, Chief Financial Officer
	Facsimile:	(905) 479-5326

(b)	If to the Trustee:

CIBC Mellon Trust Company
320 Bay Street
P.O. Box 1
Toronto, Ontario
M5H 4A6

	Attention:	Vice-President, Client Services
	Facsimile:	(416) 643-5570

and any such notice delivered or sent in accordance with the foregoing will be deemed to have been received on the date of delivery or facsimile transmission or, if mailed, on the fifth business day following the day of the mailing of the notice.

(2)	SMTC Canada or the Trustee, as the case may be, may from time to time notify the other in the manner provided in Subsection 11.1(1) of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of SMTC Canada or the Trustee, as the case may be, for all purposes of this Indenture.

(3)	If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, a notice to be given to the Trustee or to SMTC Canada hereunder could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to such party at the appropriate address provided in Subsection 11.1(1) by confirmed facsimile transmission and any notice deliver in accordance with the foregoing will be deemed to have been received on the date of delivery to such officer or if delivered by such facsimile, on the first business day following the date of the sending of the notice.

11.2	Notice to Warrantholders

(1)	Unless herein otherwise expressly provided, a notice to be given hereunder to Warrantholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Warrantholders or delivered (or so mailed to certain Warrantholders and so delivered to the other Warrantholders) at their respective addresses appearing on any of the registers of holders described in Section 3.1 provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employers, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail newspaper.

(2)	A notice so given by mail or so delivered will be deemed to have been given on the fifth business day after it has been mailed or on the day which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Warrantholder will not invalidate any action or proceeding founded thereon.

11.3	Satisfaction and Discharge of Indenture

On the earlier of:

(a)	the date by which there has been delivered to the Trustee for exercise or surrender for cancellation all Share Purchase Warrant Certificates theretofore certified hereunder; and

(b)	the Expiry Time;

and if all certificates representing Exchangeable Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder or to the Trustee in accordance with such provisions, this Indenture will cease to be of further effect and, on demand of and at the cost and expense of SMTC Canada and on delivery to the Trustee of a certificate of SMTC Canada stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Trustee of the fees and other remuneration payable to the Trustee, the Trustee will execute proper instruments acknowledging satisfaction of and discharging this Indenture.

11.4	Sole Benefit of Parties and Warrantholders

Nothing in this Indenture or the Share Purchase Warrant Certificates, expressed or implied, will give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Share Purchase Warrant Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

11.5	Discretion of Directors

Any matter provided herein to be determined by the directors will be determined by the directors in their sole discretion, and a determination so made will be conclusive.

11.6	Counterparts and Formal Date

This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to be dated as of the Effective Date.

11.7	Language

The parties hereby request that this Indenture and any related documents be drawn up and executed only in the English language. Les parties demandent par les présentes que la présente convention ainsi que tous les documents y afférents soient rédiges et executés en langue anglaise seulement.

11.8	Assignment

Subject to Section 9.2 hereof, neither this Indenture nor any right, interest or obligation hereunder may be assigned by either party without the prior written consent of the other party and any purported assignment of this Indenture which does not comply with this Section 11.8 shall be considered null and void.

11.9	Benefit of the Agreement

This Indenture will enure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

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IN WITNESS WHEREOF the parties hereto have caused their respective corporate seals to be hereunto affixed attested by their signatures.

SMTC MANUFACTURING CORPORATION OF CANADA

By:	/s/ Marwan Kubursi
Name:	Marwan Kubursi
Title:	Authorized Signatory

CIBC MELLON TRUST COMPANY

Per:	/s/ Warren Jansen
Title	Authorized Signatory

Per:	/s/ Susan Clough
Title	Authorized Signatory

SCHEDULE A

FORM OF SHARE PURCHASE WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JULY 4, 2004.

[Legend for all share purchase warrants (the “Legend” referred to in Section 2.8 of the Share Purchase Warrant Indenture.)]

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

[Legend for share purchase warrants and underlying securities held by U.S. persons (the “U.S. Legend” referred to in Section 2.9 of the Share Purchase Warrant Indenture)]

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM CIBC MELLON TRUST COMPANY UPON THE DELIVERY TO CIBC MELLON TRUST COMPANY AND THE CORPORATION OF A DECLARATION TO THE EFFECT THAT (A) THE OFFER OR SALE ARE MADE IN AN OFFSHORE TRANSACTION, (B) NO DIRECTED SELLING EFFORTS ARE MADE IN THE UNITED STATES BY THE SELLER, AN AFFILIATE OR ANY PERSON ACTING ON THEIR BEHALF, AND (C) THE SELLER IS NOT A DEALER OR A PERSON RECEIVING SELLING CONCESSIONS AND THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

[Legend for share purchase warrants and underlying securities held other than by a U.S. or Canadian Person (the “Non-U.S. Legend” referred to in Section 2.10 of the Share Purchase Warrant Indenture.)]

FOR SHARE PURCHASE WARRANTS ISSUED TO NON-RESIDENTS OF CANADA, THE HOLDER, BY ITS ACCEPTANCE OF THIS SECURITY, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT AND WILL NOT BE ENTITLED TO, DIRECTLY OR INDIRECTLY, SELL OR TRANSFER SHARE PURCHASE WARRANTS INTO CANADA OR TO RESIDENTS OF CANADA, EXCEPT IN COMPLIANCE WITH APPLICABLE CANADIAN SECURITIES LAWS. NO SALE OR TRANSFER INTO CANADA OR TO A CANADIAN RESIDENT WILL BE REGISTERED BY THE TRUSTEE AND ANY ATTEMPT TO EFFECT SUCH TRANSFER IS INVALID UNLESS MADE IN COMPLIANCE WITH THE ABOVE-NOTED RESTRICTIONS.”

(FORM OF SHARE PURCHASE WARRANT CERTIFICATE)

Certificate No.:	No. of Share Purchase Warrants:

Share Purchase Warrants

Exercisable to Acquire

Exchangeable Shares

of

SMTC MANUFACTURING CORPORATION OF CANADA

(Incorporated under the Business Corporations Act (Ontario))

THIS IS TO CERTIFY THAT, for value received,                                                                                                  (the “holder”) is the registered holder of the number of Share Purchase Warrants (“Share Purchase Warrants”) of SMTC Manufacturing Corporation of Canada (“SMTC Canada”) specified above and for each Share Purchase Warrant held is thereby entitled, to be issued fully paid and non-assessable exchangeable shares (“Exchangeable Shares”) in the capital of SMTC Canada, on the basis of one Exchangeable Share for each such Share Purchase Warrant, subject to the limitation referred to below, by surrendering to CIBC Mellon Trust Company (the “Trustee”) at its principal transfer office in Toronto, Ontario during the exercise period hereinafter referred to, a certified cheque or bank draft made payable to SMTC Canada in the amount of the Exercise Price as hereinafter determined in respect of each Exchangeable Share to be issued, this Share Purchase Warrant Certificate and a notice of exercise in the form set forth in Appendix 1 annexed hereto duly completed and executed provided notice is also sent to SMTC Canada by delivering to it a copy of such documents.

Capitalized terms which are not otherwise defined herein shall have the same meaning as in the share purchase warrant indenture (which indenture, together with all instruments supplemental or ancillary thereto, is herein referred to as the “Share Purchase Warrant Indenture”) dated as of March 3, 2004 between SMTC Canada and the Trustee, as trustee.

Surrender of this Share Purchase Warrant Certificate will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Trustee at the office specified above.

This Share Purchase Warrant Certificate evidences Share Purchase Warrants of SMTC Canada issued or issuable under the provisions of the Share Purchase Warrant Indenture. Reference is made to the Share Purchase Warrant Indenture for particulars of the rights of the holders of the Share Purchase Warrants and of SMTC Canada and of the Trustee in respect thereof and of the terms and conditions upon which the Share Purchase Warrants are issued and held, all to the same effect as if the provisions of the Share Purchase Warrant Indenture were herein set forth, to all of which the holder, by acceptance hereof, assents. To the extent of any inconsistency between the terms of the Share Purchase Warrant Indenture and the terms of this Share Purchase Warrant Certificate, the terms of the Share Purchase Warrant Indenture shall prevail. SMTC Canada will furnish to the holder, on request and upon payment of a reasonable charge for photocopying and postage, a copy of the Share Purchase Warrant Indenture.

The Share Purchase Warrants evidenced by this Share Purchase Warrant Certificate may be exercised by the holder until 5:00 p.m. (Toronto time) on March 3, 2009.

On and after the date of any exercise of the Share Purchase Warrants evidenced by this Share Purchase Warrant Certificate, the holder will have no rights hereunder except to receive certificates representing the Exchangeable Shares thereby issued to him upon delivery of a certified cheque or bank draft payable to SMTC Canada in the amount of $1.85 (the “Exercise Price”) in respect of each Exchangeable Share to be issued, this Share Purchase Warrant Certificate and duly completed Notice of Exercise as set out on Appendix “1” to the Trustee at its principal office in Toronto, Ontario. After the Expiry Time, all rights under any unexercised Share Purchase Warrant evidenced hereby will wholly cease and terminate and this Share Purchase Warrant Certificate will be void.

SMTC Canada will not be obligated to issue any fraction of an Exchangeable Share on the exercise of any Share Purchase Warrant. To the extent that a holder of Share Purchase Warrants would otherwise have been entitled to receive, on the exercise of the Share Purchase Warrants, a fraction of an Exchangeable Share such rate may only be exercised in respect of such fraction in connection with another Share Purchase Warrant or Share Purchase Warrants which in the aggregate entitle the holder to receive a whole number of Exchangeable Shares. If a Warrantholder is not able to combine Share Purchase Warrants so as to be entitled to acquire a whole number of Exchangeable Shares the number of Exchangeable Shares which such Warrantholder is entitled to receive shall be rounded up to the nearest whole number.

The Share Purchase Warrant Indenture provides for adjustments to the number of Exchangeable Shares issuable upon the exercise of the Share Purchase Warrants and the Exercise Price in certain events set forth therein.

No Exchangeable Share will be issued pursuant to any Share Purchase Warrant if the issuance of such security would constitute a violation of the securities laws of any applicable jurisdiction or require SMTC Canada to qualify or register such Exchangeable Shares in any jurisdiction other than the Qualifying Jurisdictions.

The Share Purchase Warrant Indenture contains provisions making binding on all holders of Share Purchase Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by holders of a specified majority of all outstanding Share Purchase Warrants.

On presentation at the principal office of the Trustee in Toronto, Ontario, subject to the provisions of the Share Purchase Warrant Indenture and on compliance with the reasonable requirements of the Trustee, one or more Share Purchase Warrant Certificates may be exchanged for one or more Share Purchase Warrant Certificates of different denominations evidencing in the aggregate the same number of Share Purchase Warrants as the Share Purchase Warrant Certificate or Share Purchase Warrant Certificates being exchanged.

The Share Purchase Warrants evidenced by this Share Purchase Warrant Certificate may only be transferred, upon compliance with the conditions prescribed in the Share Purchase Warrant Indenture, on the register of transfers to be kept at the principal office of the Trustee in Toronto, Ontario by the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the

Trustee, and, upon compliance with such requirements and such other reasonable requirements as the Trustee may prescribe, such transfer will be duly notified on such register of transfers by the Trustee. Notwithstanding the foregoing, SMTC Canada will be entitled, and may direct the Trustee, to refuse to record any transfer of any Share Purchase Warrant on such register if such transfer would constitute a violation of the securities laws of any jurisdiction or require SMTC Canada to qualify the Exchangeable Shares for distribution in any jurisdiction other than the Qualifying Jurisdictions.

The holding of this Share Purchase Warrant Certificate will not constitute the holder a shareholder of SMTC Canada or entitle him to any right or interest in respect thereof except as otherwise provided in the Share Purchase Warrant Indenture.

This Share Purchase Warrant Certificate will not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Share Purchase Warrant Indenture. Time will be of the essence hereof.

In the event that SMTC Canada is unable to obtain a receipt for the Final Prospectus in a Qualifying Jurisdiction, the Share Purchase Warrants and the Exchangeable Shares issuable upon the exercise of the Share Purchase Warrants will be subject to statutory resale restrictions under the applicable securities legislation of that province. In addition, statutory restrictions will apply to the resale of such Share Purchase Warrants and such Exchangeable Shares that are acquired prior to the issuance of receipts for the Final Prospectus by the securities regulatory authority in the applicable Qualifying Jurisdiction. Holders are advised to consult their own legal advisors in this regard.

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IN WITNESS WHEREOF SMTC Canada has caused this Share Purchase Warrant Certificate to be signed by its officer duly authorized in that behalf as of                             , 200    .

SMTC MANUFACTURING CORPORATION OF CANADA

By:
Name:
Title:

This Share Purchase Warrant Certificate is one of the Share Purchase Warrant Certificates referred to in the Share Purchase Warrant Indenture within mentioned.

CIBC MELLON TRUST COMPANY, as Trustee

By:
Authorized Signing Officer

APPENDIX 1

NOTICE OF EXERCISE

To:	SMTC MANUFACTURING CORPORATION OF CANADA

And To:	CIBC MELLON TRUST COMPANY

The undersigned holder of the Share Purchase Warrants evidenced by the within Share Purchase Warrant Certificate hereby exercises its right to be issued Exchangeable Shares of SMTC Manufacturing Corporation of Canada (or such other securities or property to which such exercise entitles him in lieu thereof or in addition thereto under the provisions of the Share Purchase Warrant Indenture mentioned in such Share Purchase Warrant Certificate) that are issuable upon the exercise of such Share Purchase Warrants, on the terms specified in such Share Purchase Warrant Certificate and Share Purchase Warrant Indenture and in connection therewith has enclosed a certified cheque or bank draft payable to SMTC Canada in an amount equal to $1.85 (or price as adjusted) in respect of each Exchangeable Share to be issued.

The undersigned hereby acknowledges that it is aware that if the said right is being exercised before the Prospectus Qualification Date (as that term is defined in the within Share Purchase Warrant Certificate) or if the undersigned is resident in a jurisdiction other than a Qualifying Jurisdiction (as that term is defined in the Share Purchase Warrant Indenture), the Exchangeable Shares received on exercise will be subject to restrictions on resale under applicable securities legislation.

The undersigned hereby acknowledges that this Share Purchase Warrant and the securities to be issued upon its exercise have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered, sold, assigned or otherwise transferred except in accordance with Regulation S under the Securities Act or unless registered under the Securities Act or an exemption from such registration is available. The undersigned hereby further acknowledges that this Share Purchase Warrant may not be exercised by or on behalf of any U.S. Person unless registered under the Securities Act or an exemption from such registration is available.

The undersigned hereby irrevocably directs that the said Exchangeable Shares be issued, registered and delivered as follows:

Name(s) in Full	Address(es)	Number(s) of Exchangeable Shares

(Please print full name in which certificates for Exchangeable Shares are to be issued. If any securities are to be issued to a person or persons other than the holder, the holder must pay to the Trustee all exigible transfer taxes or other government charges and sign the Form of Transfer.)

DATED this      day of                     ,             .

)
)	Signature of Registered Holder
)
)
Witness )	Name of Registered Holder

Note:	The name of the Registered Holder of this Notice of Exercise must be the same as the name appearing on the face page of the Share Purchase Warrant Certificate to which this Appendix is attached.

☐	Please check if the Exchangeable Share certificates are to be delivered at the office where this Share Purchase Warrant Certificate is surrendered, failing which such certificates will be mailed.

Certificates will be delivered or mailed as soon as practicable after the due surrender of this Share Purchase Warrant Certificate to which this Appendix is attached.

APPENDIX 2

FORM OF TRANSFER

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

Name:

Address:

(such person, the “Transferee”)              Share Purchase Warrants of SMTC Manufacturing Corporation of Canada (“SMTC Canada”) represented by the attached Share Purchase Warrant Certificate and does hereby appoint as its attorney with full power of a substitution to transfer the Share Purchase Warrants on the appropriate register of the Trustee.

If the sale evidenced hereby is being made to a U.S. Person (as such term is defined in Regulation S to the United States Securities Act of 1933 (the “1933 Act”), the undersigned by the execution of this form of transfer hereby certifies that such sale does not require registration of the Share Purchase Warrants being transferred hereby under the 1933 Act and tenders herewith evidence satisfactory to SMTC Canada to such effect.

DATED this      day of                     ,             .

)
)	Signature of Transferor
)
)
Witness of Transferor must be guaranteed )	Name of Transferor

Signature of Transferor must be guaranteed by a Canadian chartered bank, a major Canadian trust company or by a Medallion signature guarantee from a member of a recognized signature Medallion program

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	The Registrar and Transfer Agent
for securities of
SMTC Manufacturing Corporation of Canada

The undersigned (a) acknowledges that the sale of the securities of SMTC Manufacturing Corporation of Canada (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (b) certifies that (1) the undersigned is not an affiliate of the Company as that term is defined in the 1933 Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States and obtained written certification from the buyer that it was outside of the United States, or (B) the transaction was executed in, on or through the facilities of the Toronto Stock Exchange or any other designated offshore securities market as defined in Regulation S under the 1933 Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Regulation S of the 1933 Act with fungible unrestricted securities, (6) the contemplate sale is not a transaction, or part of a series of transaction which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act, and (7) the seller is not a dealer or a person receiving selling concessions. Terms used herein have the meanings given to them by Regulation S.

Dated:

Name of Seller

By:
Name:
Title: